UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement                        [_] Confidential, for Use of the Commission Only
                                                              (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                                   LION, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                [LION, INC. LOGO]

                              4700 -- 42ND AVE. SW,
                                    SUITE 430
                                SEATTLE, WA 98116
                                 (206) 577-1440


                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS

                       TO BE HELD WEDNESDAY, JUNE 20, 2007

                         ------------------------------

         We will hold the annual meeting of shareowners of LION, Inc., a Washington corporation (the "Company"), at the MEYDENBAUER CENTER, 11100 NE 6th Street, Bellevue, Washington 98004, on Wednesday, June 20, 2007, beginning at 10:00 a.m. local time, for the following purposes:

         1. To elect six (6) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007;

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareowners of record at the close of business on May 7, 2007, are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                              By Order of the Board of Directors

Steve Thomson
Chief Financial Officer and Secretary
Seattle, Washington
May 11, 2007

         YOU CAN VOTE IN ONE OF THREE WAYS:

          (1) Use the toll-free telephone number on your proxy card to vote by phone;

          (2) Visit the website noted on your proxy card to vote via the Internet; or

          (3) Sign, date and return your proxy card in the enclosed envelope to vote by mail.

                                [LION, INC. LOGO]

                                  May 11, 2007


To Our Shareowners:

         You are cordially invited to attend our annual meeting of shareowners which will be held at the MEYDENBAUER CENTER, 11100 NE 6th Street, Bellevue, Washington 98004, on Wednesday, June 20, 2007, beginning at 10:00 a.m. local time.

         The election of directors and the ratification of the appointment of our independent registered public accounting firm are the only items of business which will be acted upon at this year's annual meeting. The proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management. You may also read the notice of annual meeting and the proxy statement on the Internet at the investor relations section of our website at www.lionmts.com. If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement and proxy card from our Board of Directors are enclosed.

         Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Registered and most broker-managed shareowners can vote their shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the proxy card. Alternatively, you may still vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations.

         During the annual meeting, management will report on operations and other matters affecting LION and will respond to shareowners' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to greeting in person as many of our shareowners as possible.


                                   Sincerely,

                                  Dave Stedman
                                  Interim Chief Executive Officer

                                PROXY STATEMENT

                              --------------------

                                TABLE OF CONTENTS




                                                                         Page

Information about the Meeting and Voting                                   1

Information about our Board                                                5

      Election of Directors (Proposal 1 on Proxy Card)                     5

      The Board's Committees                                               8

      Compensation of Directors                                           10

Security Ownership of Certain Beneficial Owners and Management            11

Executive Compensation                                                    13

Securities authorized for issuance under equity compensation plans        17

Certain Relationships and Related Transactions                            17

Section 16(a) Beneficial Ownership Reporting Compliance                   17

Auditor Fees                                                              18

Ratify the appointment of our independent auditors (Proposal 2)           19

Other Matters to Come Before the Annual Meeting                           19

Report of Audit Committee                                                 20

                    INFORMATION ABOUT THE MEETING AND VOTING


WHEN WERE PROXY MATERIALS MAILED?

         This proxy statement and proxy card were first mailed on or about May 11, 2007, to owners of voting shares of LION, Inc. in connection with the solicitation of proxies by the LION Board of Directors (the Board) for the 2007 Annual Meeting of Shareowners in Bellevue, Washington. Proxies are solicited to give all shareowners of record at the close of business on May 7, 2007, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareowners live in all U.S. states and abroad and most will not be able to attend.

WHAT AM I VOTING ON?

         The Board is soliciting your vote for:

         o    the election of six (6) directors

         o    the ratification of the appointment of our independent auditors

         o action on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

WHO IS ENTITLED TO VOTE?

         Shareowners of record at the close of business on the record date, May 7, 2007 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareowner is present in person or is represented by proxy.

HOW MANY VOTES DO I HAVE?

         Each share of LION common stock that you own as of the Record Date entitles you to one vote. On May 7, 2007, there were 38,624,272 outstanding shares of LION common stock.

HOW DO I VOTE?

         All shareowners may vote by mail. Registered shareowners (who own their shares in their own name) and most beneficial shareowners (who own shares through a bank or broker) also may vote by telephone or the Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. Registered shareowners can vote by telephone by calling 1-800-652-VOTE (8683) or on the Internet at www.investorvote.com. Please have your proxy card in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

         If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

         If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 7, 2007, the Record Date for voting.

WHAT IF I RETURN MY PROXY BUT DO NOT MARK IT TO SHOW HOW I AM VOTING?

         If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

         When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxy holders (the members of which are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

CAN I CHANGE MY VOTE?

          You can change your vote by revoking your proxy at any time before it is exercised in one of four ways: o notify the LION Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

         o    submit another proxy with a later date;

         o    vote again by telephone or the Internet; or

         o    vote in person at the annual meeting.

         Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         Your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone, the Internet, or mail. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareowner accounts in the future, you should contact our transfer agent, Computershare, Shareholder Services, PO Box 43078, Providence, RI 02940-3078, telephone 1-877-498-8861, or by email at http://www.computershare.com. If you mail by private courier such as Federal Express, send to Computershare, Shareholder Services, 250 Royall Street, Canton, MA 02021. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company which benefits you as a shareowner.

WHY DID I RECEIVE ONLY ONE SET OF PROXY MATERIALS ALTHOUGH THERE ARE MULTIPLE SHAREOWNERS AT MY ADDRESS?

         In accordance with a notice sent to eligible shareowners who share a single address, we are sending only one set of proxy materials to that address unless we receive instructions to the contrary from any shareowner at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a shareowner of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our transfer agent Computershare, Shareholder Services, PO Box 43078, Providence, RI 02940-3078, telephone 1-877-498-8861, or by email at http://www.computershare.com. If you mail by private courier such as Federal Express, send to

Computershare, Shareholder Services, 250 Royall Street, Canton, MA 02021. If you are a shareowner of record who receives multiple copies of our proxy materials, you can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting the nominee.

WHAT CONSTITUTES A QUORUM?

         The presence of the owners of 40 percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

         Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial shareowner does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial shareowner.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

         ELECTION OF DIRECTORS: The six nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

         RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS: To ratify the appointment of our independent auditors, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

         OTHER MATTERS: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

         The Board recommends a vote FOR Proposals 1 through 3.

HOW DO I ACCESS PROXY MATERIALS ON THE INTERNET?

          Shareowners can access LION's Notice of Annual Meeting and proxy statement and annual report on the Internet on the investor relations portion of our website at WWW.LIONMTS.COM.

HOW CAN I ATTEND THE ANNUAL MEETING?

         You are invited to attend the annual meeting only if you were a LION shareowner or joint holder as of the close of business on May 7, 2007 or if you hold a valid proxy for the annual meeting. In addition, if you are a registered shareowner (owning shares in your own name), your name will be verified against the list of registered shareowners on the Record Date prior to your being admitted to the annual meeting. If you are not a registered shareowner but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time.

HOW WILL WE SOLICIT PROXIES AND WHO WILL BEAR THE COST?

         We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareowners. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur. We have not retained a proxy solicitor in conjunction with the annual meeting. The Company may conduct further solicitation personally, telephonically or by electronic communication through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.


WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

         We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of 2007.

WHAT IS THE DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

         You may submit proposals, including director nominations, for consideration at future shareowner meetings.

         SHAREOWNER PROPOSALS: For a shareowner proposal to be considered for inclusion in LION's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of LION at our principal executive offices no later than January 11, 2008, which is 120 calendar days prior to the anniversary of this year's mailing date. Shareowner proposals also will need to comply with Securities and Exchange Commission ("SEC") regulations under Rule 14a-8 regarding the inclusion of shareowner proposals in company-sponsored proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

         To qualify as an "eligible" shareowner, a shareowner must have been a record or beneficial owner of at least one percent (1%) of our outstanding common stock, or shares of common stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareowner must continue to hold the shares through the date on which the meeting is held.

         SEC regulations establish a deadline for submission of shareowner proposals that are not intended to be included in LION's proxy statement with respect to management's use of its discretionary voting authority. For the 2008 annual meeting, a shareowner proposal must be received by the Corporate Secretary of LION at our principal executive offices no later than March 27, 2008, which is 45 calendar days prior to the anniversary of this year's mailing date. If a shareowner gives notice of a proposal after this date, management will be allowed to use its discretionary voting authority to vote against the shareowner proposal when and if the proposal is raised at the 2008 Annual Meeting. We have not been notified by any shareowner of his or her intent to present a shareowner proposal from the floor at this year's annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

         NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by the Board's Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of LION at the address of our principal executive offices set forth above within the time period described above under "Stockholder Proposals."

HOW MAY I COMMUNICATE WITH LION'S BOARD OR THE NON-MANAGEMENT DIRECTORS ON LION'S BOARD?

         You may contact any of our directors by writing to them c/o LION, Inc., 4700 - 42nd Ave. SW, Suite 430, Seattle, WA 98116. You may also send an email to LION's Board at directors@lioncorp.net. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about LION. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above.

                           INFORMATION ABOUT OUR BOARD

                ELECTION OF DIRECTORS (PROPOSAL 1 ON PROXY CARD)

         The persons named as LION proxy holders intend to vote for the election of the six nominees listed on the following pages. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. Shareowners are not entitled to cumulate votes in the election of directors.

         If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating Committee or, if none, the size of the Board will be reduced. The Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

         Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the six nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.


           NAME                                      AGE        POSITION
           ----                                      ---        --------
    EMPLOYEE DIRECTORS:

    David Stedman                                     57        Director, Interim CEO,
                                                                President

    NON-EMPLOYEE DIRECTORS:
    John A. McMillan                                  75        Director, Chairman
    J.C. ("Tuck") Marshall                            61        Director
    Sam Ringer                                        47        Director
    James D. Russo                                    60        Director
    Griffith J. Straw                                 58        Director


         Following is a discussion of the business background of each director and executive officer. David Stedman is a full-time employee of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

         DIRECTORS

         DAVID STEDMAN has been a director since August 2002. He has served as President since June 2005, and as Interim Chief Executive Officer since April 2007. Previously, Mr. Stedman served as President of LION from January 2001 to December 2003, as Chief Executive Officer from August 2002 to December 2003, and as Co-President from December 2003 to May 2005. Mr. Stedman joined LionInc.com, the former subsidiary of LION, in May 1999 as Vice President of Marketing and Sales. He served as its COO from January 2000 and as its President from October 2000 until its merger with the Company. Mr. Stedman has over 20 years of marketing experience that includes expertise in market analysis, systems development, strategic and market planning, identity creation, advertising and public relations. From 1989 to 1999 Mr. Stedman was a Vice President/Director of Marketing for Safeco Properties, a real estate development subsidiary of Safeco Insurance.

         JOHN A. MCMILLAN has been a director of the Company since January 1999, and served as Chief Executive Officer from October 1999 through August 2002. Mr. McMillan retired as Director of the Board of Directors for Nordstrom, Inc. in May 2004. Mr. McMillan has been associated with Nordstrom for 40 years and served as a member of the Office of Chief Executive Officer from 1971 to 1996. Mr. McMillan's business and civic affiliations include sitting on the Board of Directors for the McMillan Family Foundation and Coalition Community Development of Resources and was a former member of the Board of Directors for Vision Youth (Chairman), ZION Preparatory Academy Capitol Campaign (Chairman), Urban Enterprise Council, Bob Walsh Enterprises, Global Partnerships, and Seattle Pacific University.

           GRIFFITH J. STRAW has been a director of the Company since September 2002. Since May 2002, Mr. Straw has served as Regional Vice President of United Guaranty Residential Insurance Company. Mr. Straw has more than 20 years experience in the mortgage banking industry. His previous positions include Director of Business Development at Freddie Mac, McLean, Virginia from October 1994 to March 2002. He served as Senior Vice President, Director of Marketing at Frontline Mortgage from May 1993 to October 1994 and Senior Vice President at National Pacific Mortgage from 1987 to 1992. Mr. Straw received his designation as a CMB (Certified Mortgage Banker) from the Mortgage Bankers Association of America ("MBA") in 2000. He is also a Faculty Fellow for the MBA's School of Mortgage Banking and was designated as a member of the Master Faculty in 2001. In November 1998,

MORTGAGE TECHNOLOGY magazine named Mr. Straw as one of the year's top seven mortgage "technologists" in recognition of his role in creating online business opportunities for Freddie Mac.

         JAMES D. RUSSO has been a director since August 2004. Since 2001, Mr. Russo has served as the Executive Director Finance of Advancis Pharmaceutical Corporation. He has over 25 years of executive financial and operational management experience with US and international based businesses in the pharmaceutical, engineering, environmental consulting and banking industries. Mr. Russo has been CFO of public and privately held companies and is a founding director of Cardinal Financial Corporation since 1997. Mr. Russo also serves as a trustee of TESST College of Technology and is a graduate of the University of Maryland.

         J.C. (TUCK) MARSHALL has been a director since July 1999. Mr. Marshall formerly served as President of the National Association of Mortgage Brokers
(NAMB) and is currently the president of J.C. Marshall Financial Services Inc., a licensed brokerage of mortgages, real estate, and insurance in Tinley Park, Illinois. He is a former president of Margo Financial Services LLC, a national provider of wholesale residential mortgages and a division of Argo FSB. He is a former president of the Illinois Association of Mortgage Brokers Education Foundation and a member of the UG/UIG Advisory Board. He was formerly Advisory Association Member for Chase Mortgage. His past accomplishments also include president of the Illinois Association of Mortgage Brokers, NAMB Regional broker of the Year in 1995, NAMB Volunteer of the Year in 1996/1997, NAMB Legislative Chairman in 1998, and the receipt of the NAMB 2002 Distinguished Service Industry Award. Mr. Marshall served as interim President of LionInc.com from March 2000 to October 2000.

         SAM RINGER has been a director of the Company since 1989. From March 2000 to January 2001, he served as Chief Technology Officer of LionInc.com. He served as Chief Executive Officer of LionInc.com from February 1999 to March 2000, and as its President from 1997 to March 2000, and during the period from 1991 through 1995. Mr. Ringer was co-founder, co-architect and author of the LION loan search software. He received his training as a computer engineer and programmer in Spokane, WA at Spokane Falls Community College and Gonzaga University. Prior to his tenure with the Company, Mr. Ringer served for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.

         EXECUTIVE OFFICERS

         DAVID STEDMAN has served as President of the Company since June 2005, and as Interim Chief Executive Officer since April 2007. See background information above for Mr. Stedman under the heading "Directors."

         STEVE THOMSON, CFO of LION as of January 2001, joined LionInc.com in March 1998 as its Controller. From 1995 to 1998, Mr. Thomson worked as a consultant with a number of high tech and Internet related companies. From 1988 to 1995, Mr. Thomson served as Controller and Division Manager with Vanier, a $130 million subsidiary of American Business Products. From 1979 to 1986, Mr. Thomson was in public accounting with Price Waterhouse. Mr. Thomson received a B.A. degree in Business Administration from the University of Washington in 1976 and has been a CPA since 1981.

         INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

         The Board of Directors represents the interests of our shareowners as a whole and is responsible for directing the management of the business and affairs of LION. Our board of directors is currently composed of six members. Each director serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. Our bylaws provide that the authorized number of directors will be between three and nine, with the exact number to be determined by a majority of our board of directors or stockholders.

         The Board of Directors held seven meetings during 2006. During this period, except for Mr. McMillan, each director attended at least 75% of the total regularly scheduled and special meetings of the Board of Directors. There were eleven Audit Committee meetings during 2006, four Compensation Committee meetings and one Nominating Committee meeting. Each director attended at least 75% of the total regularly scheduled and special meetings of committees on which he served. Directors are encouraged to attend the annual meetings of LION shareowners. All current directors attended the last annual meeting of shareowners. Below is a table that provides membership and meeting information for each of the Board committees:


NAME                                AUDIT   COMPENSATION   NOMINATING
----                                -----   ------------   ----------
Mr. Miles*                                                      o
Mr. McMillan                                     o              o
Mr. Russo**                           o          o
Mr. Straw                                        o
Mr. Marshall                          o
Total Meetings in 2006               11          4              1

*      Randall D. Miles resigned as a member of the Board as of April 1, 2007.

** James D. Russo was added to the Compensation Committee on September 27, 2006 and attended all meetings from that date forward which totaled 2.

         COMMITTEES OF THE BOARD OF DIRECTORS

         The standing committees of the Board of Directors of the Company are the Audit Committee, Compensation Committee and Nominating Committee. Our board of directors may establish other committees to facilitate the management of our business. Below is a description of each committee of the Board of Directors.

         AUDIT COMMITTEE. The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management, any internal auditors, and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the LION Audit Committee Charter. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

         The Audit Committee consists of Messrs. Russo and Marshall. Both members of the Audit Committee are "independent" as defined by Rule 4200 of the NASDAQ Marketplace Rules. Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Committee. In addition, the Board has determined that Mr. Russo is an "audit committee financial expert," as that term is defined by Securities and Exchange Commission rules, which is basically limited to those who have prepared, audited, or directly supervised the audit of comparable public company financial statements.

         COMPENSATION COMMITTEE. The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current stock option and equity incentive plans, including the approval of grants and options under the plans to our employees, consultants and directors and, in general, oversees general policy matters relating to our various compensation plans, including payroll, option, stock, medical and bonus plans. The Compensation Committee consists of Messrs. Straw, Russo and McMillan, each of whom is considered independent as defined by Rule 4200 of the NASDAQ Marketplace Rules.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for identifying and recommending to the Board of Directors qualified nominees to become board members and considers shareholder recommendations for nominees to fill Board positions if such recommendations are received. The Nominating Committee also recommends to the Board of Directors regarding the size and composition of the Board as well as carrying out the duties set forth in the LION Nominating Committee Charter. During 2006 and through March 2007, the Nominating Committee consisted of Messrs. Miles and McMillan. Only Mr. McMillan is considered independent as defined by Rule 4200 of the NASDAQ Marketplace Rules. Mr. Miles was not considered independent because he was an executive officer of LION during his period of service.

         The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing shareowner value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

         The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the Committee first determines whether the nominee must or should be independent, which determination is based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Committee uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through shareowners, search firms or other persons. The Committee then meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. There are no nominees for election to our Board this year other than directors standing for re-election.

         SHAREOWNER NOMINEES. The Nominating Committee will consider director candidates recommended by shareowners provided the procedures set forth below are followed by shareowners in submitting recommendations. The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareowner or not. Any such recommendations by shareowners should include the nominee's name and qualifications for board membership and (together with any materials provided in connection with the nomination of a director candidate) should be addressed to: Corporate Secretary, LION, Inc., 4700-42nd Ave. SW, Suite 430, Seattle, WA, 98116. In addition, to be timely, the recommendation must be received by the Corporate Secretary within the time period prescribed for "Shareowner Proposals." See "Information About the Meeting and Voting -- WHAT IS THE DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?" on page 4. .

         CODE OF ETHICS. We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The Code of Ethics is publicly available on the investor relations portion of our website at www.lionmts.com. Our Board did not grant any waivers of any ethics policies in fiscal 2006 to our directors or executive officers. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K. The charters of the Audit, Compensation and Nominating Committees are also available at the same website address.

         COMPENSATION OF DIRECTORS

         Directors who are employees of LION receive no compensation for service on the Board. Non-employee directors receive a cash fee of $2,000 for each board meeting attended in person and a cash fee of $500 for each telephonic board meeting attended. Non-employee directors receive a cash fee of $500 for each committee meeting attended whether telephonically or in person. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors. Each new non-employee director receives a one-time grant of options to purchase 50,000 shares of common stock, exercisable at not less than the fair market value of the Company's common stock on the day of grant. Thereafter, each non-employee director receives an annual grant of options to purchase 50,000 shares of common stock upon reelection at the annual meeting of shareholders. Options have generally vested over a one-year period. Non-employee chairs of the audit and compensation committees receive an annual grant of options to purchase an additional 25,000 shares of common stock at the fair market value on the date of grant. The options and restricted shares, if any, granted to directors are subject to the terms and conditions of the 1998 Stock Option Plan or the 2005 Stock Incentive Plan.

         The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal year ended December 31, 2006 by the non-employee directors.


                                            Fees Earned
                                             or Paid in               Option
            Name                                Cash                  Awards*          Total
---------------------------------           -------------        ---------------      ---------
John A. McMillan                             $  7,000            $     6,584 (1)       $13,584

Griffith J. Straw                            $ 14,388            $     9,875 (2)       $24,263

James D. Russo                               $ 18,000            $     9,875 (3)       $27,875

JC (Tuck) Marshall                           $ 16,971            $     6,584 (4)       $23,555

Sam Ringer                                   $  8,000            $     6,584 (5)       $14,584


* For a discussion of the relevant assumptions used in calculating grant date fair value with respect to the 2006 grants, refer to Note 6 of the Consolidated Financial Statements included in our 2006 annual report on Form 10-KSB which accompanies this proxy statement.

(1) Options totaling 50,000 shares were granted during 2006. Options totaling 137,500 shares were outstanding at December 31, 2006.

(2) Options totaling 75,000 shares were granted during 2006. Options totaling 253,750 shares were outstanding at December 31, 2006.

(3) Options totaling 75,000 shares were granted during 2006. Options totaling 268,750 shares were outstanding at December 31, 2006.

(4) Options totaling 50,000 shares were granted during 2006. Options totaling 470,417 shares were outstanding at December 31, 2006.

(5) Options totaling 50,000 shares were granted during 2006. Options totaling 100,000 shares were outstanding at December 31, 2006.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         FIVE PERCENT OWNERS OF COMPANY STOCK

         The following table sets forth information as to those holders, other than directors and executive officers of the Company, known to LION to be the beneficial owners of more than 5% of the outstanding shares of Common Stock as of the Record Date.



                                                                  Shares                    Percent
Name and Address                                               Beneficially                of Voting
of Beneficial Owner                                               Owned                    of Shares
-------------------                                          ----------------------     -----------------------
Continental Advisors LLC (1)                                    4,303,277                       11.16%

227 West Monroe Street, Suite 5050 Chicago, IL 60606
Chicago, IL 60606


(1) Based on a Schedule 13G filed on April 4, 2007, Continental Advisors LLC and David P. Purcell have shared power to vote and dispose of the shares.

         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of December 31, 2006 of the Company's common stock by (a) each director or director nominee of the Company, (b) each of the named executive officers, and (c) all directors and executive officers of the Company as a group.



                                                        Shares(2)           Percent(3)
Name and Address(1)                                  Beneficially           of Voting
of Beneficial Owner                                      Owned              of Shares
-------------------                                      -----              ---------
DIRECTORS AND EXECUTIVE OFFICERS:
John A. McMillan                                       1,974,050 (4)          5.10%
J.C. (Tuck) Marshall                                     675,417 (5)          1.73%
Sam Ringer                                             1,948,920 (6)          5.04%
David Stedman                                          1,219,500 (7)          3.10%
Steve Thomson                                          1,101,500 (8)          2.83%
Randall D. Miles                                         665,117 (9)          1.70%
Griffith J. Straw                                        284,700(10)            *
James Russo                                              271,250(11)            *

All directors and executive officers as
  a group (8 persons)                                  8,140,454             19.74%



* Less than one percent.

(1) Except as noted below, the business address of the directors and executive officers is c/o LION, Inc., 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of December 31, 2006 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 38,614,272 voting shares of common stock outstanding as of December 31, 2006.

(4) Includes 1,335,550 shares held by the John A. & Alexandra McMillan Living Trust, 112,500 underlying shares of vested stock options and 6,000 shares owned by spouse.

(5) Includes 445,417 underlying shares of vested stock options.

(6) Includes 75,000 underlying shares of vested stock options.

(7) Includes 719,500 underlying shares of vested stock options.

(8) Includes 273,000 underlying shares of vested stock options.

(9) Includes 541,667 underlying shares of vested stock options. Mr. Miles ceased to be a director and executive officer of the Company as of April 1, 2007.

(10) Includes 216,250 underlying shares of vested stock options.

(11) Includes 231,250 underlying shares of vested stock options.

         EXECUTIVE COMPENSATION

         The following table provides summary information about compensation expensed or accrued by the Company during the fiscal year ended December 31, 2006 for (a) our Chief Executive Officer, (b) the next two most highly compensated executive officers serving at the end of the fiscal year ended December 31, 2006, and (c) up to two additional individuals for whom disclosure would have been provided but for the fact that they were not serving as executive officers at the end of fiscal 2006 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE*
                           ---------------------------


                                                                        Option
           Name and Principal Position       Year         Salary       Awards(2)          Total
           ---------------------------       ----         ------       ---------          -----
Randall D. Miles, CEO                        2006      $ 239,619(1)  $ 71,247         $ 310,866

David Stedman, President                     2006      $ 182,705     $ 27,301         $ 210,006

Steve Thomson, CFO                           2006      $ 167,698            -         $ 167,698


(*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officers were omitted.

(1) Mr. Miles also contributed a portion of his salary to the Company's 401(k) savings plan. Salary includes payments made to the named executive officers for forfeited vacation time

(2) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the named executives, in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the relevant assumptions used in calculating grant date fair value with respect to the 2006 grants, refer to note 6 of the Consolidated Financial Statements included in our 2006 annual report on Form 10-KSB which accompanies this proxy statement. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives. The actual value that will be recognized by Mr. Miles is dependent on whether the market price of LION's common stock achieves certain specified levels.

         NARRATIVE TO SUMMARY COMPENSATION TABLE

         EMPLOYMENT AGREEMENTS. During 2006, three named executive officers were employed pursuant to agreements with LION. Each employment agreement sets forth, among other things, the officer's base salary, bonus opportunities, entitlement to participate in our benefit plans and to receive equity awards, and post-termination benefits and obligations. The employment agreements provide that each executive is entitled to four weeks paid vacation, use of cell phone and wireless connectivity, and reimbursement of business expenses. The employment agreements also provide for severance benefits upon termination of employment as a result of death or permanent disability, termination by the Company without cause, termination by the executive for cause, or termination in connection with a change in control. If the Company terminates the agreement for cause, or the executive terminates the agreement other than for cause, the executive will be entitled to receive his salary only through the effective date of termination. "Cause" for the executive includes another entity or person becoming the majority owner of the Company through a hostile takeover or the election of a slate of directors, a majority of which were not recommended by the existing directors and management prior to the vote. Unless entitled to severance benefits, the executive's accrual of, or participation in plans providing for benefits will cease at the effective date of termination, provided however, that the executive will have the right to continue coverage under the Company's group health plans as provided by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

         Our original 2003 employment agreement with Randall D. Miles, our CEO, had an initial term that expired in December 2006. In December 2006, the Company entered into a renewed three-year employment agreement with Mr. Miles ("Miles Employment Agreement"). The Miles Employment Agreement provided that Mr. Miles be paid an annual salary of $250,000. In the event Mr. Miles is terminated without cause or within one year of a change in control (as defined below), he would be entitled to a severance benefit equal to 6 months of his then current compensation. In order to be eligible to receive a severance benefit, Mr. Miles must first sign a full waiver and release of claims against LION and its directors, officers, employees, and affiliates. Mr. Miles is also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

      "Change of Control" of the Company has the meaning set forth in Section 409A of the Internal Revenue Code, and includes each and all of the following occurrences:

            (i) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent company) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity, or its parent company, outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

            (ii) The acquisition by any person as beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

            (iii) A change in the composition of the Board of Directors of the Company, a majority of which were not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election.

         Mr. Miles was awarded two million (2,000,000) stock options, which become exercisable, if at all, if the market price of LION's common stock achieves certain specified levels, based on the 20-day trailing trading price. The options are divided into four tranches. The first 200,000 options vest if the 20-day trailing trading price is $.40 per share, the next 400,000 options vest at $.50 per share, the third tranche of 600,000 options vest at $.65 per share, and the last 800,000 options vest if the 20-day trailing trading price is $.80 per share. The options are exercisable only during the term of Mr. Miles employment, provided however, that if Mr. Miles were to be terminated without cause, he would have a period of six (6) months following termination of employment to exercise the vested options. In the event of a change in control, the remaining unvested options granted to Mr. Miles would immediately vest, provided that such immediate vesting shall be limited to a maximum of one million (1,000,000) options.

         In June 2004, the Company entered into renewed three-year employment agreements with David Stedman, its President, and Steve Thomson, its CFO. Each employment agreement specifies a minimum level of base salary for the executive, but gives the Compensation Committee authority to increase the executive's base salary from time to time. The initial base salaries for Mr. Stedman and Mr. Thomson were $150,000 and $135,000, respectively. The base salaries were increased in February 2005 and in February 2006, such that the current base salaries are $162,700 and $153,000, respectively. Each agreement provides that the compensation may include a bonus. In the event that employment is terminated by the Company without cause, the executives will be entitled to a severance payment equal to 50% of their annual compensation. They are also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

         DEPARTURE OF DIRECTORS OR OFFICERS; APPOINTMENT OF OFFICERS

         On March 26, 2007, LION accepted the resignation of Randall D. Miles, its then Chairman and Chief Executive Officer, effective as of the close of business on April 1, 2007 (the "Resignation Date"). Until the Resignation Date, LION paid Mr. Miles the salary and benefits contemplated under the Miles Employment Agreement. On April 1, 2007, LION entered into a Separation Agreement (the "Separation Agreement") with Mr. Miles. Under the terms of the Separation Agreement, for a six-month term beginning on April 2, 2007 and ending on September 30, 2007, Mr. Miles will provide certain consulting services to the Company; and during this six-month period LION will provide to Mr. Miles: (i) compensation in an amount equal to Miles' salary under the Employment Agreement ($20,833.33 per month); and (ii) to the extent approved by each applicable insurer, all immediately previously LION-paid life insurance premiums for Miles and family members; and (iii) payment toward COBRA premiums in an amount equal to previously paid LION contributions, should Miles elect COBRA. In addition, LION agreed to purchase a laptop computer for Miles, provided the purchase price does not exceed $2,500.

         The Separation Agreement reaffirms the restrictive covenants contained in the Employment Agreement which prohibit Mr. Miles from (i) soliciting clients and/or employees of the Company for a period of six months after the termination of his employment, and (ii) from disclosing the Company's confidential information. Mr. Miles represented he had returned any property of the Company in his possession. The Company and Mr. Miles mutually agreed not to publish or communicate disparaging remarks about each other. This description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which was filed as an exhibit to our Current Report on Form 8-K on April 20, 2007.

         LION's Board of Directors appointed David Stedman, President, as interim Chief Executive Officer, beginning April 2, 2007, until a successor candidate is identified. Mr. Stedman is compensated in accordance with his current employment agreement with the Company as described above.

         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         The following table provides information with respect to the holdings of stock options by the named executive officers on December 31, 2006. This table includes unexercised and unvested option awards. Each stock option grant is shown separately for each named executive. The vesting schedule for each grant is shown following this table, based on the option grant date.


                                                      Number of Securities
                                                     Underlying Unexercised
                                                            Options
                                              --------------------------------
                                  Option                                            Option          Option
                                   Grant                                            Exercise       Expiration
         NAME                      Date      Exercisable       Unexercisable         Price           Date
         ----                      ----      -----------       -------------         -----           ----
Randall Miles, CEO               12/8/03        541,667           458,333 (1)         $0.18         12/08/13
                                 12/11/06          --           2,000,000 (2)         $0.28         12/11/16

David Stedman, President          2/2/01        419,500              --   (3)         $0.20          2/2/11
                                  7/14/03       300,000              --   (4)         $0.19          7/14/13

Steve Thomson, CFO                2/2/01        273,000              --   (3)         $0.20          2/2/11



(1) 2003 option grant is comprised of two tranches of 500,000 options each. The first tranche vests 6 1/4 percent on a quarterly basis. The second tranche vests in 3 increments if the market price of the Company's common stock achieves certain levels, based on the 20-day trailing trading average. One increment of 166,667 options has already vested at a 20-day trailing trading price of $.35 per share. The second and third increments totaling 166,667 options (vesting at $.70 per share) and 166,666 options (vesting at $1.00 per share) have not vested.

(2) 2006 option grant vests if the market price of the Company's common stock achieves certain levels, based on the a 20-day trailing trading average. The first 200,000 options vest if the 20-day trailing trading price is $.40 per share, the next 400,000 options vest at $.50 per share, the third tranche of 600,000 options vest at $.65 per share, and the last 800,000 options vest if the 20-day trailing trading price is $.80 per share.

(3) 2001 option grant vests 6 1/4 percent on a quarterly basis, and 12 1/2 percent in profitable quarters.

(4)   2003 option grant vests 12 1/2 percent on a quarterly basis.

         SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table gives information about equity awards under the Company's 1998 Stock Option Plan or the 2005 Stock Incentive Plan and the individual equity arrangements as of December 31, 2006.



                                                             (a)                       (b)                     (c)
                                                                                                             Number of
                                                         Number of                                       securities available
                                                       securities to be               Weighted-          for future issuance
                                                         issued upon               average exercise         under equity
                                                        exercise of                   price of           compensation plans
                                                        outstanding                  outstanding             [excluding
                                                     options, warrants            options, warrants       securities reflected
                  Plan category                          and rights                  and rights           in column (a)]
                  -------------                          ----------                  ----------           --------------

Equity compensation plans
approved by security holders(1)                          6,090,417                      $.26                  5,295,311

Equity compensation plans not approved by
security holders                                                --                       --                         --


                                                         ---------                      ----                  ---------
Total                                                    6,090,417                    $.26                    5,295,311
                                                         =========                      ====                  =========



(1) The Company maintains the 1998 Stock Option Plan pursuant to which it may grant options to eligible persons and the 2005 Stock Incentive Plan pursuant to which it may grant incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units and stock appreciation rights to eligible persons.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         LION is not aware of any transaction entered into since January 1, 2006, or currently proposed, in which a related person had, or will have, a direct or indirect material interest.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of the our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

         We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners; except that Jack McMillan inadvertently failed to report one stock purchase made during 2001, but reported the transaction on his 2007 Form 5; and Griffith Straw failed to timely file a Form 4 covering one transaction, but did subsequently report this transaction on a Form 4.

         FEES PAID TO GRANT THORNTON LLP (AUDIT AND NON-AUDIT FEES)

         The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of our annual financial statements for the years ended December 31, 2006 and 2005, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2006 and 2005, and fees billed for other services rendered by Grant Thornton LLP during those periods.


                    Fee Category              2006                     2005
                    ------------              ----                     ----

 Audit fees                                  $139,413               $114,457
 Audit - related fees                               -                      -
 Tax fees                                      37,649                 24,769
 All other fees                                 7,245                 32,407
                                             --------               --------

                                             $184,307               $171,633
                                             ========               ========


AUDIT FEES. Consist of assurance and related services that are reasonably related to the performance of the audit or review of LION's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company's stock option plans, additional revenue compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

TAX FEES. Consist of the aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, tax advice, and tax planning. These services include preparation of federal and state income tax returns.

ALL OTHER FEES. Fees in 2006 relate to reviews of various SEC correspondence. Fees in 2005 relate to Sarbanes-Oxley Section 404 compliance work and reviews of various SEC correspondence.

         All of the Grant Thornton LLP fees in each of the categories enumerated above were approved in advance by the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approves particular services on a case-by-case basis.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

         Grant Thornton LLP has been our independent audit firm since 1998, and the Audit Committee has selected Grant Thornton LLP as our independent audit firm for the fiscal year ending December 31, 2007. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence despite the long-term nature of Grant Thornton's services to us. In accordance with applicable regulations on partner rotation, Grant Thornton's primary engagement partner for our audit has changed for 2007, and the concurring/ reviewing partner for our audit was changed in 2006.

         As a matter of good corporate governance, the Audit Committee has determined to submit its selection of independent audit firm to shareowners for ratification. If shareowners fail to ratify the appointment, the Audit Committee would reconsider this appointment, although it would not be required to select different independent public auditors. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareowners. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by the proxy for ratification of the appointment of Grant Thornton LLP as the independent auditors.

         A representative of Grant Thornton LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2007.


                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

         In addition, there will be an address by the Interim CEO and a general discussion period during which shareowners will have an opportunity to ask questions about the business. If you are granted a proxy, the persons named as proxy holders, David Stedman and Steve Thomson, will have the discretion to vote your shares on any additional matters not described herein that properly come before the meeting, or any adjournment or postponement of the meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if any of our nominees is not available to serve as a director. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, LION knew of no other matters that might be presented for shareowner action at the LION 2007 Annual Meeting of Shareowners.

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

         REPORT OF THE AUDIT COMMITTEE

         The primary purpose of the Audit Committee is to oversee the financial reporting process for the Company on behalf of the Board of Directors. The Committee's function is more fully described in its charter, which the Board has adopted and which is publicly available. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

         In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accounting firm and makes recommendations to the Board of Directors regarding the selection of an independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with the Company's management. The Committee has discussed with Grant Thornton LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

         The Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Grant Thornton LLP with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

                                                Submitted by:

                                                James D. Russo
                                                J.C. ("Tuck") Marshall

           OTHER INFORMATION

         Copies of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2006 will be provided to shareowners without charge upon request. Shareowners should direct any request to LION, Inc., 4700 - 42nd Ave. SW, Suite 430, Seattle, WA 98116,
Attn: Steve Thomson, Secretary. LION will also furnish any exhibit to the 2006 Form 10-KSB specifically requested.


                                              By Order of the Board of Directors


                                              Steve Thomson
                                              Secretary
                                              Seattle, Washington

                        ANNUAL MEETING OF SHAREOWNERS OF
                                   LION, INC.
                                  JUNE 20, 2007


RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY
You may choose to receive future Annual Meeting materials (annual report, proxy statement and proxy card) on-line. By choosing to receive materials on-line, you help support LION, Inc. in its efforts to control printing and postage costs. To enroll to receive future proxy materials on-line, please go to www.computershare.com/us/ecomms.






If you have not voted via the Internet or telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.
--------------------------------------------------------------------------------


                               PROXY - LION, INC.

                  ANNUAL MEETING OF SHAREHOWNERS, JUNE 20, 2007
    THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby appoints David Stedman and Steve Thomson, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all common shares of LION, Inc. held of record by the undersigned on May 7, 2007, at the Annual Meeting of Shareowners to be held on June 20, 2007, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND "FOR" APPROVAL OF PROPOSALS 2 AND 3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF PROPOSALS 2 AND 3.

THE SIGNER HEREBY REVOKES ALL PROXIES PREVIOUSLY GIVEN BY THE SIGNER TO VOTE AT THE MEETING OR ANY ADJOURNMENTS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   LION, INC.

                         ELECTRONIC VOTING INSTRUCTIONS


YOU CAN VOTE BY INTERNET OR TELEPHONE!
AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON JUNE 19, 2007.

VOTE-BY-INTERNET                       OR         VOTE-BY-TELEPHONE

Log on to the Internet                            Call toll-free
and go to www.investorvote.com --                 1-800-652-VOTE (8683) within the
follow the steps outlined on the                  United States, Canada and Puerto Rico
secured website.                                  any time on a touch tone telephone.
                                                  There is no charge to you for the call.
                                                  Follow the instructions provided by the
                                                  recorded message.


--------------------------------------------------------------------
X  Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
--------------------------------------------------------------------

A. Proposals - The Board of Directors recommends a vote FOR the Director nominees listed below and FOR approval of Proposals 2 and 3.

1. Election of Directors - term to expire at next Annual Meeting.

                01 - John A. McMillan;     02 - J.C. ("Tuck") Marshall;   03 - Sam Ringer;
                04 - James D. Russo;       05 - David Stedman;            06 - Griffith J. Straw

      [_] Mark here to vote FOR all nominees

      [_] Mark here to WITHHOLD vote from all nominees

      [_] For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below:

            [  ] 01    [  ] 02    [  ] 03    [  ] 04    [  ] 05    [  ] 06

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007
      [  ]   FOR           [  ]   AGAINST   [  ]   ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      [  ]   FOR           [  ]   AGAINST   [  ]   ABSTAIN

B.  Non-voting Items
Change of address - Please print new address below         Comments - Please print your comments below

__________________________________________________         _____________________________________________

__________________________________________________         _____________________________________________

__________________________________________________         _____________________________________________




C. Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below. Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner.


------------------------------- ---------------- ------------------------------- ----------------
Signature                       Date             Signature                       Date
